UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 13, 2005 (January 13, 2005)

Arbor Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32136	20-0057959

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Earle Ovington Boulevard, Suite 900 Uniondale, New York		11553

(Address of principal executive offices)		(Zip Code)

(516) 832-8002

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Arbor Realty Trust, Inc.
Current Report on Form 8-K

Item 8.01  Other Events.

          On January 13, 2005, Arbor Realty Trust, Inc. (the “Company”) issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.47 per share of common stock for the quarter ended December 31, 2004 which is payable on February 15, 2005 to common shareholders of record on January 31, 2005. A copy of the press release relating to the announcement is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(c)     Exhibits

         Exhibit Number

                    99.1          Press Release, dated January 13, 2005.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2005	ARBOR REALTY TRUST, INC..

	By:	/s/ FREDERICK C. HERBST

	Name:	Frederick C. Herbst
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

          99.1                    Press Release, dated January 13, 2005.